Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 2 TO MASTER AGREEMENT
     THIS AMENDMENT NO. 2 to the Master Agreement (“Amendment”) is made on June 23, 2009.
AMONG:
OOO Geostream Assets Management;
L Group;
Key Energy Services, Inc.; and
Key Energy Services Cyprus Ltd.;
collectively hereinafter referred to as the “Parties”.
RECITALS
     WHEREAS, the Parties entered a certain Master Agreement dated August 26, 2008, as amended on March 11, 2009 (“Master Agreement”); and
     WHEREAS, the Parties wish to amend the Master Agreement as hereinafter provided.
     NOW, THEREFORE, the Parties agree as follows:
1. INTERPRETATION
All capitalized terms used in this Amendment have the same meaning given to them in the Master Agreement, unless otherwise stated in this Amendment.
2. AMENDMENT TO MASTER AGREEMENT
2.1. The Parties hereby agree to amend the Master Agreement as follows.
2.2. Clause 2.4 of the Master Agreement (as amended) is hereby deleted in its entirety and replaced with the following new Clause 2.4.:
“2.4. Prior to September 1, 2009, but after completion of the commitments and obligations provided for in the attached Initial Closing Exhibit, whichever occurs last, the Second Closing will occur. The second investment consideration will be paid by KESC, subject to KESC and OOO Geostream Assets Management’s prior mutual agreement as set forth below,
(1) in a combination of the following:
(a)	Cash; and
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(b)	A promissory note, issued by KESC in favor of OOO Geostream Services Group affiliate company, payable thirty (30) days after demand (“Promissory Note”), but not later than October 31, 2009, and subject to provisions to be set forth in the Promissory Note providing, among other things, that in the event that KESC fails to timely pay the balance due under the Promissory Note pursuant to the terms thereof, KESC shall be obligated within thirty (30) days to relinquish, transfer and assign to OOO Geostream Assets Management the number of Shares equal to:
(i) the total number of Shares issued to KESC in the Second Closing; multiplied by
(ii) the quotient obtained by dividing (A) the outstanding balance due and payable under the Promissory Note which KESC has failed to timely pay; by (B) the total amount of the second investment consideration.
Any such relinquishment, transfer and assignment to OOO Geostream Assets Management of Shares as described above shall be deemed payment in full satisfaction of the balance then due and payable under the Promissory Note and KESC shall thereafter be released of all covenants, liabilities and obligations under the Promissory Note.
(2) No later than thirty (30) days prior to the date of the Second Closing, the Parties shall mutually agree to (i) the amounts to be allocated between items (a) and (b) above, (ii) the OOO Geostream Services Group affiliate company payee of the Promissory Note, and (iii) any other terms applicable to the Promissory Note.
Or
(3) All in cash if the legal jurisdiction agreed to by the Parties does not allow the use of a promissory note as a valid consideration for the Shares.
(4) OOO Geostream Assets Management and L Group each hereby agree to appoint Boris Germanovich Levin as their true and lawful attorney-in-fact to execute for and on their behalf, and do and perform any and all acts necessary or desirable to complete and execute the Promissory Note and the Second Closing.”
3. LANGUAGE
This Amendment is executed in English and Russian languages counterparts. In the event of a conflict between both versions, the English version shall control.
4. GOVERNING LAW
This Amendment shall be governed by and construed in all respects in accordance with laws of England regardless of the law that might be applied under applicable principles of conflict of laws.
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5. MASTER AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT
The terms and conditions of the Master Agreement (including, its Exhibits, Schedules and attachments) remain in full force and effect and all remain unchanged except as modified by this Amendment.
6. COUNTERPARTS
6.1. This Amendment may be executed in any number of counterparts, each of which shall be considered an original.
6.2. The Parties agree that faxed and/or e-mailed scanned copies of this Amendment shall be deemed original having full legal force and effect and are binding upon the Parties.
7. ADDRESSES AND CONTACT DETAILS OF THE PARTIES

OOO Geostream Assets Management	Key Energy Services Cyprus, Ltd.
8/3 General Karbyshev Blvd.,	Iris House, 3rd Floor
Moscow, Russian Federation, 123154	8 John Kennedy Street
www.geostream.ru	3106 Limasol
Attention: General Director	Cyprus
Attention: Director
With copy to:
Key Energy Services, Inc.
1301 McKinney Street,
Suite 1800,
Houston, Texas, 77010, U.S.A.
Attention: Newton W. “Trey” Wilson III

L-Group	Key Energy Services, Inc.
OOO Geostream Assets Management	1301 McKinney Street,
8/3 General Karbyshev Blvd.,	Suite 1800,
Moscow, Russian Federation, 123154	Houston, Texas, 77010, U.S.A.
Attention: Boris Germanovich Levin	www.keyenergy.com
Attention: Executive Vice President and
Chief Operating Officer
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SIGNATURES:

OOO Geostream Assets Management	Key Energy Services Cyprus, Ltd.

By: /s/ BORIS GERMANOVICH LEVIN Boris Germanovich Levin	By: /s/ NEWTON W. WILSON III Newton W. "Trey" Wilson III
General Director	Attorney-in-fact

L-Group	Key Energy Services, Inc.

/s/ BORIS GERMANOVICH LEVIN	By: /s/ NEWTON W. WILSON III
Boris Germanovich Levin	Newton W. “Trey” Wilson III, Executive Vice President and Chief Operating Officer

/s/ YURII LEONIDOVICH BODNARCHUK
Yurii Leonidovich Bodnarchuk

/s/ ALEKSEI RUFATOVICH MUSTAFINOV
Aleksei Rufatovich Mustafinov

/s/ MIKHAIL VLADIMIROVICH SIYATSKII
Mikhail Vladimirovich Siyatskii

/s/ JOHN THOMAS WILSON
John Thomas Wilson

Vemor Trading and Investments Limited Represented by: Taratula I.P.

/s/ TARATULA I.P.
RUSSIAN VERSION OF AGREEMENT